DEBT	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
DEBT
7.   DEBT

On April 1, 2010 the Company paid the annual debt installment of $0.7 million. On April 13, 2010 the Company redeemed the remaining principal amount of the CPTC 8.52% First Preferred Mortgage Term Notes in connection with the sale of Front Voyager.

In addition, a make whole premium of $2.1 million for the early redemption of debt was also paid in April 2010. Fees of $0.9 million relating to the consent solicitation process relating to the sale of Front Voyager and its release from the collateral securing the Notes, and the redemption and cancellation of the portion of the outstanding principal amount of the Notes allocated to the Front Voyager were incurred in April 2010. These fees were recorded in Other financial items.